INCOME TAXES	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 13. INCOME TAXES

No provision or benefit for federal or state income taxes has been recorded because the Company has incurred a net loss for all periods presented and has provided a valuation allowance against its deferred tax assets.

At December 31, 2012, the Company had gross federal net operating loss carryforwards of approximately $68,500,000, which begin expiring beginning in 2018.  The Company had gross state net operating loss carryforwards of approximately $21,000,000, which begin expiring in 2013.  The Company also had federal research and development tax credit carryforwards of approximately $1,486,000 which will begin to expire in 2018.  The United States Tax Reform Act of 1986 contains provisions that may limit the Company’s net operating loss carryforwards available to be used in any given year in the event of significant changes in the ownership interests of significant stockholders, as defined.  The effect of an ownership change would be the imposition of an annual limitation on the use of NOL carryforwards attributable to periods before the change. The amount of the annual limitation depends upon the value of the Company immediately before the change, changes to the Company’s capital during a specified period prior to the change, and the federal published interest rate.

Significant components of the Company’s net deferred tax asset are as follows:

	December 31,
	2012	2011
Deferred Tax Assets/(Liabilities):
Net operating loss carryforwards	$24,428,000	$19,913,000
Research credit carryforward	1,486,000	1,344,000
Acquired intangible assets, net	(3,724,000)	(3,781,000)
Restricted stock and warrants	222,000	—
Other temporary differences	219,000	156,000
Total deferred tax assets, net	22,631,000	17,632,000
Valuation allowance	(22,631,000)	(17,632,000)
Net deferred tax asset	$—	$—

The Company has maintained a full valuation allowance against its deferred tax items in both 2012 and 2011. A valuation allowance is required to be recorded when it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Since the Company cannot be assured of realizing the net deferred tax asset, a full valuation allowance has been provided.

The Company has no uncertain tax positions as of December 31, 2012 and 2011 that would affect its effective tax rate. The Company does not anticipate a significant change in the amount of unrecognized tax benefits over the next twelve months. Because the Company is in a loss carryforward position, the Company is generally subject to US federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available.  If and when applicable, the Company will recognize interest and penalties as part of income tax expense.

Income taxes computed using the federal statutory income tax rate differs from the Company’s effective tax rate primarily due to the following:

	Years Ended December 31,
	2012	2011	2010
Income taxes benefit (expense) at statutory rate	34.0%	35.0%	35.0%
State income tax, net of federal benefit	(4.7)%	(2.2)%	(0.5)%
Permanent Differences:
Gain/loss or revaluation of derivative warrant liability	10.2%	(6.2)%	3.1%
Stock-based compensation expense	(2.6)%	(2.9)%	(1.4)%
Stock issues for services	—%	(1.6)%	(8.6)%
Loss on extinguishment of debt	—%	—%	1.6%
Other	(2.2)%	—%	(3.5)%
R&D credits	—%	(0.6)%	2.5%
Change in valuation allowance	(34.7)%	(21.5)%	(28.2)%
	—%	—%	—%